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Ex-10.34
Selling Agreement by and between the Company and WMS Financial Planners, Inc. and Pacific West Securities, Inc.
dated November 9, 1999


                                  EXHIBIT 10.34


                                SELLING AGREEMENT

                               TELEGEN CORPORATION
                             $ 500,000 Debt Offering
                        7,885,714 Shares of Common Stock


November 9, 1999


Mr. William M. Swayne, II, CFP
President
WMS Financial Planners, Inc.
2209 Eastlake Ave East,
Seattle, WA 98102

Ms. Lorretta Elderkin
President
Pacific West Securities, Inc.
1201 SW 7th Street, Suite 108,
Renton, WA 98057

Ladies and Gentlemen:

Telegen Corporation, a California corporation, (the "Company") proposes to offer and sell up to $500,000 in convertible promissory notes (the "Notes") pursuant to Section 364(b) of the U. S. Bankruptcy Code (the "Debt Offering") and to issue and sell in the aggregate up to 7,885,714 shares of Common Stock, no par value, (the "Offering") at a price of $1.75 per share (the "Shares") for total gross proceeds of up to $13,800,000. The Company hereby engages Pacific West Securities, Inc. ("PW") as its managing broker-dealer (the "Managing Dealer") and WMS Financial Planners, Inc. ("WMS") as its exclusive investment banker (the "Adviser") and PW and WMS jointly as its non-exclusive agents (PW and WMS are referred to herein as the "Selling Agents") to offer, offer for sale, and sell the Debt Offering and the Offering, subject to all of the terms, provisions, and conditions of this Agreement and, as to the Debt Offering, pursuant to all of the terms, provisions, and conditions set forth in the Convertible Promissory Note (the "Note"), attached hereto as Exhibit 1, and, as to the Offering, pursuant to all of the terms, provisions, and conditions set forth in a confidential Disclosure Memorandum of the Company to be issued on or about December 1, 1999 (the "Memorandum"). Further, the Offering shall be conducted on a "best efforts, 1,971,429 Shares or none" basis in accordance with an Escrow Agreement ("Escrow Agreement") to be entered into between the Company and U.S. Bank as Escrow Agent substantially in the form attached hereto as
Exhibit 2.

        (1) REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to the Selling Agents that:

                a. The Company will carefully and diligently prepare the Memorandum and all exhibits thereto, all in compliance with Rule 506 of Regulation D under the Securities Act of 1933, as amended (the "Act"), and with applicable provisions of the securities laws of the various states in which it is contemplated that the Shares will be offered.

                b. The Memorandum, as of the date issued, will conform in all material respects to the applicable provisions of the Act and the rules and regulations promulgated thereunder (the "Rules and Regulations"), and, to the best of the Company's knowledge, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

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                c.      From the effective date of the Memorandum and until the
                        Termination Date (as defined below), and except as contemplated in the Memorandum, the Company shall promptly prepare a supplement to the Memorandum advising the Managing Dealer and Selling Agents of any of the following events, if they occur: If the Company incurs any material liabilities or obligations, direct or contingent, not in the ordinary course of its business, or if the Company enters into any material transaction, not in the ordinary course of its business, or sustains any loss or damage to its properties, whether or not insured, which would be material and adverse to the business of the Company; or if there occurs any material adverse change in the capital stock or debt of the Company, or any material adverse change (whether or not in the ordinary course of business) in the condition, financial or otherwise, or earnings, affairs, or business of the Company. Prior to the Termination Date, the Company shall not declare any dividends or distributions in respect of its capital stock or change its Articles of Incorporation or bylaws in any way that adversely affects the Shares.

                d. The Company commenced a reorganization case under Chapter 11 of the U. S. Bankruptcy Code on October 28, 1998 and expects to file a Plan of Reorganization (the "Plan") by December 31, 1999. Upon the "Effective Date" established under the Plan (the "Effective Date"), and conditioned upon its confirmation by the U. S. Bankruptcy Court for the Northern District of California (the "Court"), there will be 6,057,143 validly issued, fully paid and nonassessable outstanding shares of the Company's capital stock, including the Shares to be sold under this Offering upon minimum funding and 13,942,857 validly issued, fully paid and nonassessable outstanding shares upon maximum funding (after giving effect to a reverse stock split the Company intends to include as a provision of the Plan.) The number of Shares covered by the Offering is stated in post-split shares.

                e. The Shares shall be duly authorized and, upon receipt by the Company of the consideration for the Shares, shall be validly issued, fully paid and nonassessable Shares of the Company, and shall conform to the description thereof contained in the Memorandum.

                f. The Debt Offering will be made in compliance with the Section 364(b) of the U. S. Bankruptcy Code and will be authorized by the Court prior to receipt by the Company of any proceeds thereof.

        (2)     EMPLOYMENT OF THE SELLING AGENT.

                a. Subject to the terms and conditions herein set forth, the Company hereby employs the Selling Agents, for the purpose of offering and selling the Notes and the Shares, as provided in this Agreement and the Escrow Agreement, on a best efforts basis. The Company employs the Selling Agents as its non-exclusive agent commencing as of the date hereof and until the Effective Date or June 30, 2000, whichever date is earliest, (which period may be extended by written agreement between the Selling Agents and the Company) which date, or shortened or extended date, is referred to herein as the "Termination Date." The Selling Agents agree to use their best efforts to sell the Notes and the Shares as the Company's agent. It is understood and agreed that there is no firm commitment on the part of the Selling Agents to purchase any of the Notes or the Shares.

                b. The Selling Agents shall offer and sell up to $500,000 in Notes for the Company, in accordance with all of the terms, provisions, and conditions set forth in the Note. Subject to the receipt by the Company of the proceeds from the sale thereof, the Selling Agents shall be entitled to a commission as follows:

                        (i) A commission of eight percent (8%) of the gross proceeds of the Debt Offering, payable by the Company to the Selling Agents in cash or Shares priced at $1.75 per share, or any combination thereof, at the option of the Selling Agents; plus

                        (ii) An adviser fee of two and one half (2.5%) of the gross proceeds of the Debt Offering, payable by the Company to WMS as Advisor. This commission shall be payable as follows: one percent (1%) in cash or Shares priced at $1.75 per share, or any combination thereof, at the option of WMS, and one and one-half percent (1.5%) in Shares at a price of $1.75 per share; plus


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                        (iii)   A commission of two and one half percent (2.5%)
                                of the gross proceeds of the Debt Offering, payable by the Company to PW as Managing Dealer. This commission shall be payable as follows: one percent (1%) in cash or Shares priced at $1.75 per share, or any combination thereof, at the option of PW, and one and one half percent (1.5%) in Shares at a price of $1.75 per share; plus

                        (iv) A commission payable by the Company to the Selling Agents in three (3) year warrants substantially in the form attached hereto as
                                Exhibit 3 exercisable at $1.75 per Share, at the rate of one (1) warrant for every thirty-five dollars ($35.00) in gross proceeds from the Debt Offering (a maximum of 14,286 warrants if the full Debt Offering is sold); plus

                        (v) A commission payable by the Company to PW as Managing Dealer in three (3) year warrants substantially in the form attached hereto as
                                Exhibit 3 exercisable at $1.75 per Share, at the rate of one (1) warrant for every seventy dollars ($70.00) in gross proceeds from the Debt Offering (a maximum of 7,143 warrants if the full Debt Offering is sold); plus

                        (vi) An adviser fee payable by the Company to WMS as Advisor in three (3) year warrants substantially in the form attached hereto as Exhibit 3 exercisable at $1.75 per Share, at the rate of one (1) warrant for every seventy dollars ($70.00) in gross proceeds from the Debt Offering (a maximum of 7,143 warrants if the full Debt Offering is sold).

                        Commissions payable hereunder shall be paid by the Company within fifteen (15) days of receipt by the Company of the proceeds and an executed Subscription Agreement and Suitability Questionnaire from any purchaser(s) of the Notes. All commissions set forth in the preceding subsections shall be payable regardless of which of the Selling Agents or their sub-agents sells any particular Notes. Subject to the limitations of
                        Section 2(d) hereof, allocation of all commissions payable under subparagraphs (i) and (iv) of this paragraph shall be at the discretion of the Selling Agents, and the Company shall have no interest or responsibility in determining such allocation.

                c. The Selling Agents shall offer and sell the Shares hereunder at a price of $1.75 per Share on the terms of sale set forth in the Memorandum and the Escrow Agreement. Subject to the receipt by the Company of the proceeds from the sale thereof, the Selling Agents shall be entitled to a commission as follows:

                        (i) A commission of eight percent (8%) of the gross proceeds of the sale of the Shares, payable by the Company to the Selling Agents in cash or Shares priced at $1.75 per share, or any combination thereof, at the option of the Selling Agents.

                        (ii) An adviser fee of two and one half percent (2.5%) of the gross proceeds of the sale of the Shares, payable by the Company to WMS as Advisor. This commission shall be payable as follows: one percent (1%) in cash or Shares priced at $1.75 per share, or any combination thereof, at the option of WMS, and one and one half percent (1.5%) in Shares at a price of $1.75 per share; plus

                        (iii) A commission of two and one half percent (2.5%) of the gross proceeds of the sale of the Shares, payable by the Company to PW as Managing Dealer. This commission shall be payable as follows: one percent (1%) in cash or Shares priced at $1.75 per share, or any combination thereof, at the option of PW and one and one half percent (1.5%) in Shares at a price of $1.75 per share; plus

                        (iv) A commission payable by the Company to the Selling Agents in three (3) year warrants substantially in the form attached hereto as
                                Exhibit 3 exercisable at $1.75 per Share, at the rate of one (1) warrant for every twenty (20) Shares sold in the Offering (a maximum of 197,143 warrants if the full Offering is sold); plus


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                        (v)     A commission payable by the Company to PW as
                                Managing Dealer in three (3) year warrants substantially in the form attached hereto as
                                Exhibit 3 exercisable at $1.75 per Share, at the rate of one (1) warrant for every forty (40) Shares sold in the Offering (a maximum of 98,572 warrants if the full Offering is sold); plus

                        (vi) An adviser fee payable by the Company to WMS as Advisor in three (3) year warrants substantially in the form attached hereto as Exhibit 3 exercisable at $1.75 per Share, at the rate of one (1) warrant for forty (40) Shares sold in the Offering (a maximum of 98,572 warrants if the full Offering is sold).

                        Commissions payable hereunder shall be paid by the Company within fifteen (15) days of receipt by the Company of such proceeds and an executed Subscription Agreement and Suitability Questionnaire from the purchaser(s) thereof. All commissions set forth in the preceding subsections shall be payable regardless of which of the Selling Agents or their sub-agents sells any particular Shares. Subject to the limitations of
                        Section 2(d) hereof, allocation of all commissions payable under subparagraphs (i) and (iv) of this paragraph shall be at the discretion of the Selling Agents, and the Company shall have no interest or responsibility in determining such allocation.

                        It is understood and acknowledged by the Selling Agents that receipt of the proceeds by the Company from sale of Shares and payment of commissions are contingent upon an order of the Court confirming the Plan. For all purposes of this Agreement, receipt by the Company of the proceeds of sale shall mean actual receipt by the Company (as to the Shares, not deposit of proceeds into the escrow fund pursuant to the Escrow Agreement), and availability of such proceeds for use by the Company as described in the "Use of Proceeds" section of the Memorandum.

                d. The Managing Dealer may appoint other licensed broker-dealers to be employed as the non-exclusive agents of the Company to offer and sell the Notes and/or the Shares, upon fulfillment of the following conditions:

                        (i) The receipt of the written consent of the Company, which consent shall not be unreasonably withheld;

                        (ii) Delivery to the Company of a Verified Statement, executed under penalty of perjury, (i) making the same representations regarding its licensing status as made by the Selling Agents in subparagraphs (5)a and (5)b hereof and (ii) that such person is a disinterested person with respect to the Debtor and does not hold or represent an interest adverse to the estate within the meaning of Section 327 of the U.S. Bankruptcy Code.

                        Except as set forth in this subparagraph (d), the Selling Agents may not appoint or employ any person or other entity as their agent or subagent or utilize the services of any other broker or dealer to participate in the sale of the Shares as a soliciting or participating dealer or otherwise.

                        Any such sub-agents or other broker-dealers appointed by the Selling Agents shall be appointed solely at the expense of the Selling Agents; the Company shall have no liability to such persons, and the Selling Agents shall indemnify and hold the Company harmless therefrom. Subject to the limitations in the preceding sentence, the Selling Agents may assign any portion of their commission payable under this Agreement to any subagent, broker-dealer, finder or other party by providing the Company with written notice of assignment stating the portion of the commission to be paid and the name, address, phone number and tax ID number of the party to whom the assignment is made.

                e. All proceeds received from the sale of the Shares shall be placed in an escrow, pursuant to the Escrow Agreement, payable to the Company upon the confirmation of the Plan by the Court. In the event that the Company is unable to confirm the Plan by June 30, 2000, all proceeds from this Offering shall be returned to the buyers of the Shares and the Offering will terminate.

                f. It is understood and agreed that the Company, in its sole discretion, may (i) terminate the Debt Offering and/or the Offering at any time upon 30 days written notice, and (ii) reject any subscription for the Notes or the Shares presented to it by the Selling Agent with such objection, if any, occurring within 15 days of receipt by Debtor.

                g. Each potential investor in the Debt Offering and the Offering shall be required to complete a Suitability Questionnaire in a form acceptable to the Company which shall be provided to the Company upon the sale of the Notes or the Shares to the investor. The Company shall determine, in its sole discretion, whether the potential investor qualifies as an Accredited Investor as defined in Rule 501(a) of Regulation D under the Act. If a potential investor does not qualify as an Accredited Investor as defined in Rule 501(a) of Regulation D under the Act, his investment will be promptly refunded. The Company may also reject any investor in the Offering for any reason whatsoever.

                h. Notes or certificates for Shares, registered in such names as shall be provided for in the Subscription Agreements executed by the purchasers thereof, sold by the Selling Agents, shall be delivered to the Selling Agents as promptly as practicable after receipt by the Company of the proceeds of such sales.

                i. The Company shall have the right, subject to the approval of the Selling Agents, to compensate finders who refer potential investors in the Debt Offering and/or the Offering to the Company or the Selling Agents. Any fees or commissions paid by the Company to such finders shall reduce the fees and commissions due and payable to the Selling Agents pursuant to this
                        Section 2 by an equal amount, such that the total fees and commissions payable to the finder and the Selling Agents shall together equal the amount payable under this Section 2.

        (3)     COVENANTS OF THE COMPANY. The Company covenants as follows:

                a. To make no amendment or supplement to the Memorandum of which the Selling Agents have not been furnished with a copy prior to the use thereof; and to advise the Selling Agents promptly of the issuance of any stop order or any similar order by the Securities and Exchange Commission or any state securities commission or agency.

               b. To furnish to the Selling Agents without charge copies of the Memorandum, including all exhibits thereto, and all amendments and supplements to any such documents, in each case as soon as available and in such reasonable quantities as the Selling Agents may from time to time request.

               c. If any event shall have occurred as a result of which the Memorandum, as then amended or supplemented, would include any untrue statement of a material fact, or omit to state any material fact necessary in order to make the statements therein not misleading, to notify the Selling Agents and, upon the request of the Selling Agents, to prepare and furnish without charge to the Selling Agents as many copies of a supplement or amendment to the Memorandum which will correct such statement or omission as the Selling Agents may from time to time reasonably request.

      (4) EXPENSES. Whether or not the transactions contemplated hereby are consummated or if this Agreement is terminated, the Company shall pay all costs and expenses incurred by it incident to the performance of the obligations of the Company hereunder, including the fees and expenses of the Company's counsel and the costs and expenses incident to the preparation and duplication of the Memorandum. The Selling Agents shall bear their own expenses in connection with the Offering.

        (5) REPRESENTATIONS AND WARRANTIES OF THE SELLING AGENTS. The Selling Agents hereby represents and warrants that:

                a. PW is a member in good standing of the National Association of Securities Dealers, Inc.

                b. PW is a registered broker-dealer with the Securities and Exchange Commission and licensed and in good standing under the laws of each state in which it will offer or sell Notes or Shares or is exempt from registration in each such state.

                c. Each person employed or appointed by the Selling Agents to offer or sell the Notes or the Shares is duly registered with the Securities and Exchange Commission, a member in good standing of the NASD, and is licensed and in good standing under the laws of each state in which it will offer or sell the Notes or the Shares.

                d. Prior to the date of the Memorandum, the Selling Agents have not made any offers for sale of the Notes or the Shares.

        (6)     COVENANTS OF SELLING AGENTS. The Selling Agents covenant that:

                a. Each person to whom the Selling Agents will sell the Notes or the Shares shall be an Accredited Investor (as defined in Rule 501(a) of Regulation D under the Act). The Selling Agents shall require that each potential investor shall fill out a Suitability Questionnaire, which shall be promptly provided to the Company.

                b. The Selling Agents will offer the Notes and the Shares in compliance with Rule 501(c) and 506 of Regulation D under the Act.

                c. The Selling Agents will conduct the Debt Offering and the Offering in compliance with all relevant provisions of state securities laws.

                d. The Selling Agents will promptly advise the Company of the states into which they intend to offer the Notes or the Shares and they shall not offer the Notes or the Shares in those states unless and until the Company has determined that the Debt Offering or the Offering, as applicable, complies with all applicable state securities laws.

                e. The Selling Agents will promptly furnish the Company with a complete list of all persons or entities to whom the Notes or the Shares have been offered or sold together with the completed and executed Subscription Agreements and Suitability Questionnaires for each purchaser of the Notes or the Shares.

                f. Neither the Selling Agents nor any officer or other person employed by them will provide any information or make any representations to offerees of the Notes or the Shares, other than such information and representations as are either contained in the Memorandum or are not inconsistent with information set forth in the Memorandum.

                g. In the event either of them learns of any circumstances or facts which it believes would make the Memorandum inaccurate or misleading as to any material fact, such Selling Agent shall immediately bring such circumstances or facts to the attention of the Company.

        (7)     INDEMNIFICATION.

                a. The Company shall indemnify and hold harmless the Selling Agents and each person, if any, who controls the Selling Agents within the meaning of the Act, jointly and severally, against any and all losses, claims, damages, liabilities, costs, and expenses (including reasonable attorneys' and experts' fees), to which the Selling Agents or such controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages, liabilities, costs, and expenses (including reasonable attorneys' or experts' fees), or actions in respect thereto, arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Memorandum, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and shall reimburse the Selling Agents and each such controlling person for any reasonable legal or other expenses incurred by such Selling Agents or such controlling person in connection with investigating or defending any such loss, claim, damage, liability, cost, expense, or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability, or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Memorandum or such amendment or such supplement in reliance upon and in conformity with information furnished to the Company by or on behalf of the Selling Agents.

                b. Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under this Section 7, notify the indemnifying party of the commencement thereof; but the omission to so notify the indemnifying party shall not relieve it from any liability under this Section 7. In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, assume the defense thereof, with counsel who shall be to the reasonable satisfaction of such indemnified party, and notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under this
                        Section 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

        (8) EFFECTIVE DATE AND TERMINATION. This Agreement shall become effective on the date this Agreement is approved by the Court or upon such later date as the Selling Agents and the Company shall agree in writing. This Agreement may be terminated by the Selling Agents, at the Selling Agent's option by giving 30 days written notice to the Company and by the Company, at its option, by giving 30 days written notice to the Selling Agents.

        (9) REPRESENTATION AND INDEMNITIES TO SURVIVE DELIVERY. The respective indemnities, agreements, representations, and covenants of the Company and the Selling Agents set forth in this Agreement shall remain in full force and effect, and shall survive delivery of, and payment for, the Shares.

        (10) EFFECT OF TERMINATION OF AGREEMENT. If this Agreement shall be terminated pursuant to the provisions of Section 2 or Section 8 hereof, the Company shall then be under no liability to the Selling Agents, except for the payment of commissions as provided in Section 2 and the indemnities provided for in
                Section 7 hereof. Upon termination hereof, the Selling Agents shall immediately cease and desist in all selling efforts relating to the Notes and the Shares.

        (11) NOTICES. All requests, notices, and consents required or permitted to be given hereby shall be in writing, and shall be delivered either personally, by facsimile, or by courier service. Such notices, etc., given by facsimile shall be deemed delivered at the time shown on the confirmation report of the sender's facsimile machine, and shall be deemed given when received by the intended recipient if sent by either other method. Unless a party's delivery address or facsimile number is changed by written notice given as set forth in this section, notices, etc. shall be delivered to the Selling Agents at the addresses set forth at the head of this Agreement or (206) 726-1613 for the Adviser and (206) 271-3550 for the Managing Dealer, and, shall be sent to the Company at 1840 Gateway Drive, Suite 200, Foster City, California 94404, or (650) 261-9468.

        (12) ARBITRATION. Any and all claims or disputes arising out of or under this Agreement shall be determined and settled by arbitration to be conducted in San Francisco, California by and under the auspices of the American Arbitration Association. The award of the arbitrators may be entered as a judgment in accordance with California law.

        (13) SUCCESSORS, ET CETERA. This Agreement shall be binding upon and inure solely to the benefit of the Selling Agents and the Company; neither party may assign its rights or responsibilities under this Agreement without the prior written consent of the other party. No purchaser of any of the Shares shall be construed a beneficiary, successor or assign by reason merely of such purchase, and this Agreement shall not be construed to be for the benefit of any third party.

        (14) APPLICABLE LAW. This Agreement shall be construed and enforced in accordance with the laws of the State of California as applied to contracts made and performed wholly within the State of California.

        (15) COURT APPROVAL. This Agreement is subject to approval by the US Bankruptcy Court for the Northern District of California. Upon execution of this Agreement, the Company will promptly seek the approval of the Court to employ the Selling Agents according to the terms of this Agreement. The Selling Agents shall not offer the Notes or the Shares for sale until receipt of such Court approval.

        (16) ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties and no amendment, change, modification, or alteration of this Agreement shall be valid unless it is in writing and signed by the parties hereto.

        (17) CONSTRUCTION. As provided herein and as the context requires, the masculine gender shall be deemed to include the feminine and the neuter genders and vice versa; and the singular shall be deemed to include the plural and vice versa. This Agreement may be executed in one or more counterparts, each of which shall be deemed a duplicate original and all of which, taken together, shall be deemed a single agreement.

If the foregoing is in accordance with your understanding, please sign and return to us a counterpart thereof, whereupon this letter and your acceptance thereof shall constitute a binding agreement between you and the Company.


Very truly yours,

TELEGEN CORPORATION

/s/  JESSICA L. STEVENS
-----------------------------
Jessica L. Stevens
President/CEO



ACCEPTED:

WMS Financial Planners, Inc.



   /s/ WILLIAM M. SWAYNE                    NOVEMBER 7, 1999
-----------------------------               -----------------------------
Mr. William M. Swayne, II, CFP              Date
President


Pacific West Securities, Inc.



   /s/ LORRETTA ELDERKIN                    NOVEMBER 7, 1999
-----------------------------               -----------------------------
Ms. Lorretta Elderkin                       Date
President

                                    EXHIBIT 1


                     Form of the Convertible Promissory Note


                     (See Exhibit 10.39 to this Form 10-KSB)

                                    EXHIBIT 2


                                ESCROW AGREEMENT

                                     Between
                                   U. S. Bank
                                       and
                               Telegen Corporation

                            A California Corporation

        This Agreement is entered into as of the ____ day of ______________ , 1999 among U. S. Bank (the "Escrow Agent") and Telegen Corporation , a California corporation ("Telegen") with reference to the following:

        Whereas, Telegen proposes to offer up to 7,885,714 shares of common stock (the "Shares") of Telegen, pursuant to a Disclosure Memorandum to be dated on or about December 1, 1999, as amended or supplemented from time to time (the "Memorandum"), on a "best efforts, 1,971,429 Shares or more basis"; and

        Whereas, Pacific West Securities, Inc., (the "Managing Dealer"), WMS Financial Planners, Inc. and others (collectively, the "Selling Agents") have been named as selling agents in connection with the proposed offering of the Shares and are entitled to certain commissions and selling expense allowances set forth in that certain selling agreement (the "Selling Agreement") among Telegen and the Selling Agents dated November 9, 1999; and

        Whereas, in compliance with the Memorandum and the Selling Agreement, Telegen proposes to establish an escrow fund with the Escrow Agent; and

        Whereas, the offering of Shares will terminate no later than June 30 , 2000 (the "Offering Termination Date") and, if subscriptions for at least 1,971,429 Shares are not accepted by Telegen prior to the Offering Termination Date, no Shares will be sold; and

        Whereas, the Escrow Agent has agreed to act as escrow agent in connection with the proposed offering;

        Now, Therefore, it is agreed as follows:

        1. Escrow. For a period commencing on the date hereof and terminating 15 days after the Offering Termination Date, the Escrow Agent shall act as escrow agent and shall receive and disburse the proceeds from the sale of the Shares in accordance with the terms of this Agreement and the Selling Agreement. The Escrow Agent hereby represents and warrants to Telegen and to each Selling Agent that it is a "Bank" as such term is defined by Section 3(a)(6) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

        2. Escrow Deposits. Proceeds from the sale of Shares (the "Funds") shall be received by the Escrow Agent from the Selling Agents and deposited promptly in the form received by the Escrow Agent into an escrow account to be established hereunder by the Escrow Agent; provided, however, that Funds received by the Escrow Agent within 48 hours prior to a scheduled Initial or Additional Closing Date (as hereinafter defined) may be held by the Escrow Agent until such closing (but not longer than 48 hours) and, upon joint instruction of Telegen and the Managing Dealer, deposited directly into Telegen's account or returned to the subscriber(s).

        3. Subscriber Information. Each Selling Agent shall provide the Escrow Agent with the name, address, social security number or taxpayer identification number, and the amount to be deposited for each subscriber whose funds are deposited with the Escrow Agent pursuant to Section 2 hereof. Each Selling Agent shall also notify the Escrow Agent if a properly executed U.S. Treasury Department Form W-9 has not been received from any subscriber whose funds are deposited with the Escrow Agent.

        4. Investment of Funds. The Escrow Agent shall invest all Funds deposited with it hereunder as directed by Telegen, in United States government securities or securities guaranteed by the United States, certificates of deposit of banks located in the United States having a net worth of at least $100 million, or any other investment, provided that any such government securities, government-guaranteed securities, certificates of deposit or other investments are permitted by SEC Rule 15c2-4 and the National Association of Securities, Inc.'s Notice to Members

84-7. Such investments shall be made in a manner consistent with the requirement that the Funds be available for delivery by the Escrow Agent at the times described herein. After any deductions made in accordance with Section 10 hereof, income received from investment of the Funds shall be credited to Telegen. Pursuant to the provisions of this Agreement, the Escrow Agent shall disburse all income earned (less any amounts required to be withheld by the Escrow Agent under the federal income tax provisions governing backup withholding) directly to Telegen.

        5. Initial Closing Date. "Qualifying Subscriptions" as used herein shall mean all subscriptions which have been received by Telegen and which Telegen intends to accept. If Qualifying Subscriptions have been received for at least 1,971,429 Shares on or before the Offering Termination Date, Telegen shall notify the Escrow Agent and by instructions (which may accompany such notice or be provided subsequently) given at least 2 business days in advance, shall specify the "Initial Closing Date" (which must be not more than 10 days after the Offering Termination Date), the approximate amount of Qualifying Subscriptions for Telegen to be accepted as of such Initial Closing Date, the identity of the subscribers whose subscriptions are anticipated to be accepted as of the Initial Closing Date, and the approximate amount of the Funds to be paid to Telegen and to each Selling Agent, respectively. On the Initial Closing Date, the Escrow Agent, upon telephonic notice from Telegen and the Managing Dealer that all contingencies for payment have been satisfied as required by SEC Rule 15c2-4 and NASD Notices to Members 84-64 and 84-7 (which notice Telegen shall promptly confirm in writing) shall pay to Telegen and each Selling Agent the amounts specified by such notice, and shall additionally pay to Telegen the interest earned on such Funds pursuant to Section 4 hereof.

        6. Additional Closing Dates. Thereafter, from time to time, Telegen may notify the Escrow Agent and, by instructions given at least 2 business days in advance of each, specify Additional Closing Dates, the approximate amount of Qualifying Subscriptions for such Shares to be accepted as of each Additional Closing Date, the identity of the Subscribers whose subscriptions are anticipated to be accepted as of each Additional Closing Date, and the approximate amount of the Funds to be paid to Telegen and to the Selling Agents, respectively. On each such Additional Closing Date, the Escrow Agent, upon telephonic notice from Telegen and the Managing Dealer that all contingencies for payment have been satisfied as required by SEC Rule 15c2-4 and NASD Notices to Members 84-64 and 84-7 (which notice Telegen promptly shall confirm in writing) shall pay to Telegen and each Selling Agent the amounts specified by such notice, and shall additionally pay to Telegen the interest earned on such Funds pursuant to Section 4 hereof.

        7. Rejected Subscriptions. From time to time, upon instructions from Telegen identifying those subscribers whose subscriptions have been rejected, the Escrow Agent shall return such funds to the subscribers so identified without interest or deduction.

        8. Failure to Meet Minimum Subscription. If Qualifying Subscriptions for at least 1,971,429 Shares have not been received by the Offering Termination Date, then the Escrow Agent, upon instructions from Telegen, shall promptly return all collected funds and uncollected checks and other instruments to the subscribers without interest or deduction.

        9. Notice of Extension or Termination of Offering. Upon final termination of the offering, Telegen shall instruct Escrow Agent pursuant to
Section 5 as to the disposition of any remaining funds and interest thereon.

        10. Fees. The Escrow Agent, for services rendered under this Agreement, shall receive fees as provided below:

        The fees of the Escrow Agent shall be deducted from the aggregate interest earned on the Funds of the subscribers whose subscriptions are accepted by the Telegen prior to crediting the interest earned to Telegen pursuant to Section 4, and Telegen shall pay on demand any unpaid portion of the Escrow Agent's fees. In no event shall the fees of the Escrow Agent be deducted from or otherwise offset against the Funds (or interest earned thereon) of subscribers whose subscriptions are not accepted by Telegen.

        11. Resignation. The Escrow Agent shall have the right to resign at any time and be discharged from its duties as escrow agent hereunder by giving Telegen at least 30 days prior written notice thereof; provided, however, that if the Escrow Agent shall exercise its right of resignation hereunder, it shall receive as its fee for services rendered as escrow agent a fee as provided in
Section 10 hereof.

        12. Duties and Responsibilities of Escrow Agent. The Escrow Agent shall have no duties or responsibilities other than those set forth herein and shall:

        (a) Be under no duty to enforce payment of any subscription which is to be paid to and held by it hereunder;

        (b) Be under no duty to accept funds, checks, drafts or instruments for the payment of money from anyone other than the Selling Agents or Telegen or to give any receipt therefor except to the Selling Agents or Telegen;

        (c) Be protected in acting upon any notice, request, certificate, approval, consent or other paper believed by it to be genuine, signed by the proper party or parties and in accordance with the terms of this Agreement and the Selling Agreement;

        (d) Be deemed conclusively to have given and delivered any notice required to be given or delivered hereunder if the same is in writing, signed by any one of its authorized officers and mailed, by registered or certified mail, in a sealed postpaid wrapper, addressed to Telegen at the following address:

        Telegen Corporation
        1840 Gateway Drive, Suite 200
        San Mateo, California 94404
        Attn: Jessica L. Stevens, President

        (e) Be indemnified and held harmless by Telegen from any and all claims made against it (including claims regarding the disbursement of funds), or any and all expenses incurred by it (including reasonable attorneys' fees), by reason of its acting or failing to act in connection with any of the transactions contemplated hereby and against any loss it may sustain in carrying out the terms of this Agreement, except such claims, expenses or losses which are occasioned by its bad faith, negligence or willful misconduct;

        (f) Not be liable for any forgeries or impersonations concerning any documents to be handled by it.

        13. Disputes. If Telegen, the Selling Agents, or anyone else, disagree on any matter connected with this escrow, (i) Escrow Agent will not have to settle the matter, (ii) Escrow Agent may wait for a settlement by appropriate legal proceedings or other means Escrow Agent may require, and in such event Escrow Agent will not be liable for interest or damage, (iii) Escrow Agent will be entitled to such reasonable compensation for services, costs and attorneys' fees as a court may award if Escrow Agent intervenes in or is made a party to any legal proceedings, (iv) Escrow Agent shall be entitled to hold documents and funds deposited in this escrow pending settlement of the disagreement by any of the above means, and (v) Escrow Agent shall be entitled to file an interpleader action and deposit any Funds or property with an appropriate court.

        14. No Legal Advice. This transaction is an escrow and Escrow Agent is an escrow holder only and as escrow holder Escrow Agent may not give legal advice as to any conditions or requirements in this escrow.

        15. Notices to Escrow Agent. Any written notice required to be given or delivered to the Escrow Agent shall be deemed conclusively given and delivered hereunder if the written notice is mailed, by registered or certified mail, in a sealed postpaid wrapper, addressed as follows:

        U. S. Bank

        -----------------------------------------

        -----------------------------------------

        Attention:
                  -------------------------------

        16. Instructions; Copies of Notices. Any instructions or other communications to the Escrow Agent provided for herein shall be in writing, but may be in telegraphic or fax form if promptly confirmed in writing. A copy of this Agreement, or any amendment or addendum hereto, or closing statement or document deposited in this escrow shall be furnished by Escrow Agent to those persons outside of this escrow designated from time to time by Telegen.

        17. Payments. All disbursements from the escrow account shall be made to the party concerned, by wire transfer in accordance with the party's direction, Escrow Agent's cashier's check to such party's order or to deposit to such party's bank account. All checks, documents and correspondence shall be mailed to such party at the address given by Telegen.

        18. Miscellaneous. Nothing in this Agreement is intended to or shall confer upon anyone other than the parties hereto any legal or equitable right, remedy or claim. This Agreement shall be construed in accordance with the laws of the State of California and may be modified only in writing.


Escrow Agent



By:
   -------------------------------

Title:
      ----------------------------


Telegen Corporation



By:
   -------------------------------

Title:  President
      ----------------------------

                                    EXHIBIT 3


                                 Form of Warrant


        THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NO SALE OR DISPOSITION OF SUCH SECURITIES MAY BE EFFECTED WITHOUT (i) AN EFFECTIVE REGISTRATION STATEMENT RELATING THERETO, OR (ii) AN OPINION OF COUNSEL FOR THE HOLDER, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED.

                               TELEGEN CORPORATION

                            WARRANT FOR COMMON STOCK

                            VOID AFTER
                                       -------------

Dated:
      -----------------------

Subject to the terms and conditions set forth herein, ________________________ (the "Holder"), or registered assigns, is entitled to purchase from TELEGEN CORPORATION, a California corporation (the "Company"), at any time from date hereof and on or before the date of termination of this Warrant, up to _________________ fully paid and non-assessable shares of the Company's Common Stock, without par value, at the price of US$1.75 per share. The initial purchase price of US$1.75 per share, and the number of shares purchasable hereunder, are subject to adjustment in certain events, all as more fully set forth under Section 4 herein.

1.      DEFINITIONS

        "COMMISSION" means the Securities and Exchange Commission, or any other federal agency then administering the Securities Act and the Securities Exchange Act of 1934.

        "COMMON STOCK" means the Company's post reorganization Common Stock, any stock into which such stock shall have been changed or any stock resulting from any reclassification of such stock, and any other capital stock of the Company of any class or series now or hereafter authorized having the right to share in distributions either of earnings or assets of the Company without limit as to amount or percentage.

        "COMPANY" means Telegen Corporation, a California corporation, and any successor corporation.

        "EXERCISE PERIOD" means, subject to Section 5 herein, the period commencing immediately from date hereof and terminating at the earliest to occur of: (i) 5:00 p.m., Pacific Time, three (3) years from the date hereof, or (ii) the time immediately prior to the closing of (x) a merger or consolidation of the Company with or into another entity in which the shareholders of the Company immediately before such merger or consolidation own less than a majority of the surviving or resulting entity's outstanding voting stock immediately thereafter, or (y) a sale of all or substantially all of the Company's assets.

        "EXERCISE PRICE" means the price per share of Common Stock set forth in the preamble paragraph to this Warrant, as such price may be adjusted pursuant to Section 4 hereof.

        "FAIR MARKET VALUE" means the closing sale price or, if not available, then the closing bid price on a given trading day of the Company's Common Stock as reported on the electronic bulletin board under the symbol TLGNQ or successor symbol or as determined by the Company's Board of Directors in good faith, as applicable.

        "PERSON" means and includes natural persons, corporations, limited partnerships, general partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts, government entities and authorities and other organizations, whether or not legal entities.

        "PRINCIPAL EXECUTIVE OFFICE" means the Company's office at 1840 Gateway Drive, Suite 200, San Mateo, California, 94404, or such other office as designated in writing to the Holder by the Company.

        "RULE 144" means Rule 144 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that the Commission may promulgate.

        "SECURITIES ACT" means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

        "SHAREHOLDER" means a holder of one or more Warrant Shares or shares of Common Stock acquired upon conversion of Warrant Shares.

        "WARRANT" means this Warrant and all warrants issued upon the partial exercise, transfer or division of or in substitution for this Warrant or any such warrant.

        "WARRANT SHARES" means the shares of Common Stock issuable upon the exercise of this Warrant, provided that if under the terms hereof there shall be a change such that the securities purchasable hereunder shall be issued by an entity other than the Company or there shall be a change in the type or class of securities purchasable hereunder, then the term shall mean the securities issuable upon the exercise of the rights granted hereunder.

2.      EXERCISE

        2.1 EXERCISE RIGHT; MANNER OF EXERCISE. The purchase rights represented by this Warrant may be exercised by the Holder, in whole or in part, at any time and from time to time during the Exercise Period upon (i) surrender of this Warrant, together with an executed Notice of Exercise, substantially in the form of EXHIBIT A attached hereto, at the Principal Executive Office, and
(ii) payment to the Company of the aggregate Exercise Price for the number of Warrant Shares specified in the Notice of Exercise (such aggregate Exercise Price the "Total Exercise Price"). The Total Exercise Price shall be paid by check or wire transfer. The Person or Person(s) in whose name(s) any certificate(s) representing the Warrant Shares which are issuable upon exercise of this Warrant shall be deemed to become the holder(s) of, and shall be treated for all purposes as the record holder(s) of, such Warrant Shares, and such Warrant Shares shall be deemed to have been issued, immediately prior to the close of business on the date on which this Warrant and Notice of Exercise are presented and payment made for such Warrant Shares, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then be actually delivered to such Person or Person(s). Certificates for the Warrant Shares so purchased shall be delivered to the Holder within a reasonable time. If this Warrant is exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, deliver the certificate(s) representing the Warrant Shares and a new Warrant evidencing the rights of the Holder to purchase the balance of the Warrant Shares which Holder is entitled to purchase hereunder. The issuance of Warrant Shares upon exercise of this Warrant shall be made without charge to the Holder for any issuance tax (as opposed to any income tax on the Holder with respect to such issuance) with respect thereto or any other cost incurred by the Company in connection with the exercise of this Warrant and the related issuance of Warrant Shares.

        2.2 FRACTIONAL SHARES. The Company shall not issue fractional shares of Common Stock upon any exercise or conversion of this Warrant. As to any fractional share of Common Stock which the Holder would otherwise be entitled to purchase from the Company upon such exercise, the Company shall purchase from the Holder such fractional share at a price equal to an amount calculated by multiplying such fractional share (calculated to the nearest 1/100th of a share) by the Fair Market Value of a share of Common Stock on the date of the Notice of Exercise. Payment of such amount shall be made in cash or by check payable to the order of the Holder at the time of delivery of any certificate or certificates arising upon such exercise or conversion.

        2.3 RESERVATION OF SHARES; VALIDITY OF SHARES. The Company will reserve and keep available for issuance upon exercise of this Warrant such number of shares of Common Stock as shall be sufficient to permit the exercise in whole or in part of this Warrant. Upon an exercise of this Warrant by the Holder in compliance with Section 2.1 above, all of the shares issued upon exercise of this Warrant shall be duly and validly issued, fully paid and non-assessable, and free and clear of any liens.

3.      WARRANT RECORDS AND TRANSFER

        3.1 MAINTENANCE OF RECORD BOOKS. The Company shall keep at the Principal Executive Office a record in which, subject to such reasonable regulations as it may prescribe, it shall provide for the registration and transfer of this Warrant. The Company and any Company agent may treat the Person in whose name this Warrant is registered as the owner of this Warrant for all purposes whatsoever and neither the Company nor any Company agent shall be affected by any notice to the contrary.

        3.2     RESTRICTIONS ON TRANSFERS.

                (a) COMPLIANCE WITH SECURITIES ACT. Upon exercise of this Warrant, and unless a registration statement covering the issuance of the underlying Common Stock is on file with the Commission and currently effective, the Holder shall confirm in writing, by executing the form attached hereto as EXHIBIT B, that the shares of Common Stock purchased thereby are being acquired for investment, solely for the Holder's own account and not as a nominee for any other Person, and not with a view toward distribution or resale.

                (b) CERTIFICATE LEGENDS. This Warrant, all shares of Common Stock issued upon exercise of this Warrant (unless registered under the Securities Act), shall be stamped or imprinted with a legend in substantially the following form (in addition to any legends required by applicable state securities laws):

        THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NO SALE OR DISPOSITION OF SUCH SECURITIES MAY BE EFFECTED WITHOUT
        (i) AN EFFECTIVE REGISTRATION STATEMENT RELATING THERETO, OR
        (ii) AN OPINION OF COUNSEL FOR THE HOLDER, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED.

                (c) DISPOSITION OF WARRANT OR SHARES. With respect to any offer, sale or other disposition of this Warrant or any shares of Common Stock issued upon exercise of this Warrant prior to registration under the Securities Act of such shares, the Holder or the Shareholder, as the case may be, agrees to give written notice to the Company prior thereto, describing briefly the circumstances thereof, together with a written opinion of the Holder's or Shareholder's counsel, to the effect that such offer, sale or other disposition may be effected without registration under the Securities Act or qualification under any applicable state securities laws of this Warrant or such shares, as the case may be, and indicating whether or not under the Securities Act certificates for this Warrant or such shares, as the case may be, to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to insure compliance with the Securities Act. Promptly upon receiving such written notice and reasonably satisfactory opinion, if so requested, the Company, as promptly as practicable, shall notify the Holder or the Shareholder, as the case may be, that it may sell or otherwise dispose of this Warrant or such shares, as the case may be, all in accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this Section 3.2(c) that the opinion of counsel for the Holder or the Shareholder, as the case may be, is not reasonably satisfactory to the Company, the Company shall so notify the Holder or the Shareholder, as the case may be, promptly after such determination has been made and shall specify the legal analysis supporting any such conclusion. Notwithstanding the foregoing, this Warrant or such shares, as the case may be, may be offered, sold or otherwise disposed of in accordance with Rule 144, provided that the Company shall have been furnished with such information as the Company may reasonable request to provide reasonable assurance that the provisions of Rule 144 have been satisfied. Each certificate representing this Warrant or the shares thus transferred (except a transfer pursuant to Rule 144) shall bear a legend as to the applicable restrictions on transferability in order to insure compliance with the Securities Act, unless in the aforesaid reasonably satisfactory opinion of counsel for the Holder or the Shareholder, as the case may be, such legend is not necessary in order to insure compliance with the Securities Act. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

                (d) WARRANT TRANSFER PROCEDURE. Transfer of this Warrant to a third party, following compliance with the preceding subsections of this
Section 3.2, shall be effected by execution of the Assignment Form attached hereto as EXHIBIT C, and surrender of this Warrant at the Principal Executive Office, together with funds sufficient to pay any applicable transfer tax. Upon receipt of the duly executed Assignment Form and the necessary transfer tax funds, if any, the Company, at its expense, shall execute and deliver, in the name of the designated transferee or transferees, one or more new Warrants representing the right to purchase a like aggregate number of shares of Common Stock.

                (e) TERMINATION OF RESTRICTIONS. The restrictions imposed under this Section 3.2 upon the transferability of the Warrant and the shares of Common Stock acquired upon the exercise of this Warrant shall cease (i) with respect to the Common Shares acquired pursuant to the exercise of this Warrant only, if a registration statement covering the shares of Common Stock to be issued effective under the Securities Act at the time of such exercise, or (ii) if the Company is presented with an opinion of counsel reasonably satisfactory to the Company that such restrictions are no longer required in order to insure compliance with the Securities Act, or (iii) if such securities may be transferred in accordance with Rule 144(k). When such restrictions terminate, the Company shall, or shall instruct its transfer agent to, promptly and without expense to the Holder or the Shareholder, as the case may be, issue new securities in the name of the Holder and/or the Shareholder, as the case may be, not bearing the legends required under Section 3.2(b). In addition, new securities shall be issued without such legends if such legends may be properly removed under the terms of Rule 144(k).

4.      ANTIDILUTION PROVISIONS

        4.1 SPLITS AND COMBINATIONS. If the Company at any time subdivides any of its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely if the outstanding shares of Common Stock are combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased. Upon any adjustment of the Exercise Price under this Section 4.2, the number of shares of Common Stock issuable upon exercise of this Warrant shall equal the number of shares determined by dividing (i) the aggregate Exercise Price payable for the purchase of all shares issuable upon exercise of this Warrant immediately prior to such adjustment by (ii) the Exercise Price per share in effect immediately after such adjustment.

        4.2 RECLASSIFICATIONS. If the Company changes any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted.

        4.3 LIQUIDATION; DISSOLUTION. If the Company shall dissolve, liquidate or wind up its affairs, the Holder shall have the right, but not the obligation, to exercise this Warrant effective as of the date of such dissolution, liquidation or winding up. If any such dissolution, liquidation or winding up results in any cash distribution to the Holder in excess of the aggregate Exercise Price for the shares of Common Stock for which this Warrant is exercised, then the Holder may, at its option, exercise this Warrant without making payment of such aggregate Exercise Price and, in such case, the Company shall, upon distribution to the Holder, consider such aggregate Exercise Price to have been paid in full, and in making such settlement to the Holder, shall deduct an amount equal to such aggregate Exercise Price from the amount payable to the Holder.

5.      MISCELLANEOUS

        5.1 HOLDER NOT A SHAREHOLDER. Prior to the exercise of this Warrant as hereinbefore provided, the Holder shall not be entitled to any of the rights of a shareholder of the Company including, without limitation, the right as a shareholder (i) to vote on or consent to any proposed action of the Company or
(ii) to receive (x) dividends or any other distributions made to shareholders,
(y) notice of or attend any meetings of shareholders of the Company, or (z) notice of any other proceedings of the Company.

        5.2 ENFORCEMENT COSTS. If any party to, or beneficiary of, this Warrant seeks to enforce its rights hereunder by legal proceedings or otherwise, then the non-prevailing party shall pay all reasonable costs and expenses incurred by the prevailing party, including, without limitation, all reasonable attorneys' fees (including the allocable costs of in-house counsel).

        5.3 NONWAIVER; CUMULATIVE REMEDIES. No course of dealing or any delay or failure to exercise any right hereunder on the part of the Holder and/or any Shareholder shall operate as a waiver of such right or otherwise prejudice the rights, powers or remedies of the Holder or such Shareholder. No single or partial waiver by the Holder and/or any Shareholder of any provision of this Warrant or of any breach or default hereunder or of any right or remedy shall operate as a waiver of any other provision, breach, default right or remedy or of the same provision, breach, default, right or remedy on a future occasion. The rights and remedies provided in this Warrant are cumulative and are in addition to all rights and remedies which the Holder and each Shareholder may have in law or in equity or by statute or otherwise.

        5.4 NOTICES. Any notice, request, or other communications required or permitted hereunder shall be in writing and shall deemed to have been duly given if sent by facsimile, or mailed by registered or certified mail, postage prepaid, or by recognized overnight courier or personal delivery, addressed (a) if to the Holder or a Shareholder, to it at the last known address appearing on the books of the Company maintained for such purpose, or (b) if to the Company, to it at 1840 Gateway Drive, Suite 200, San Mateo, California 94404, attention:
Chief Executive Officer, telephone (650) 261-9400, facsimile (650) 261-9468, with a copy (which will not constitute notice) to David L. Kagel, Esq., 1801 Century Park East, 25th Floor, Los Angeles, California 90067, telephone (310) 553-9009, facsimile (310) 553-9693. Any party hereto may by notice so given change its address for future notice hereunder. All such notices will be deemed to have been given (i) upon confirmation of delivery, if sent by facsimile, or
(ii) upon delivery, if sent by courier or personal delivery.

        5.5 SUCCESSORS AND ASSIGNS. This Warrant shall be binding upon, the Company and any Person succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets, and all of the obligations of the Company with respect to the shares of Common Stock issuable upon exercise of this Warrant, shall survive the exercise, expiration or termination of this Warrant and all of the covenants and agreements of the Company shall inure to the benefit of the Holder, each Shareholder and their respective successors and assigns.

        5.6     SEVERABILITY.

                (a) If, in any action before any court or agency legally empowered to enforce any term, any term is found to be unenforceable, then such term shall be deemed modified to the extent necessary to make it enforceable by such court or agency.

                (b)     If any term is not curable as set forth in subsection
(a) above, the unenforceability of such term shall not affect the other provisions of this Warrant but this Warrant shall be construed as if such unenforceable term had never been contained herein.

        5.7 WAIVER AND AMENDMENT. Any provision of this Warrant may be amended, waived, modified or verified, including by way of settlements or otherwise, upon the written consent of the Company and the holders of at least a majority-in-interest of all outstanding Warrants issued pursuant to the Note Agreement with the same terms hereof.

        5.8 GOVERNING LAW. This Warrant shall be governed by, and construed in accordance with, the laws of the State of California applicable to contracts entered into and to be performed wholly within California by California residents.

        5.9 EXPRESS NOTICE OF EXERCISE PERIOD. To the extent the Exercise Period shall be determined under subsection (ii) of such definition hereof, the Company will provide the Holder 15 days prior written notice, and thereafter the Holder's right to exercise this Warrant shall continue until the termination of the Exercise Period.

        IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer on


TELEGEN CORPORATION




By:
     -------------------------------
     Jessica L. Stevens
     Chief Executive Officer

                              SCHEDULE OF EXHIBITS


EXHIBIT A  -  Notice of Exercise (Section 2.1)

EXHIBIT B  -  Investment Representation Certificate (Section 3.2(a))

EXHIBIT C  -  Assignment Form (Section 3.2(d))

                                    EXHIBIT A

                             NOTICE OF EXERCISE FORM

                    (To be executed only upon partial or full
                        exercise of the attached Warrant)


        The undersigned registered Holder of the attached Warrant hereby irrevocably exercises the attached Warrant for and purchases shares of Common Stock of Telegen Corporation and herewith makes payment therefore in the amount of US$__________, all at the price and on the terms and conditions specified in the attached Warrant.

        The undersigned requests that a certificate (or __________ certificates in denominations of _________________ shares) for the shares of Common Stock of Telegen Corporation hereby purchased be issued in the name of and delivered to (circle one) (a) the undersigned or (b) ___________________, whose address is ____________________________________________ and, if such shares of Common Stock shall not include all the shares of Common Stock issuable as provided in the attached Warrant, that a new Warrant of like tenor for the number of shares of Common Stock of Telegen Corporation not being purchased hereunder be issued in the name of and delivered to (circle one) (a) the undersigned or (b)___________, whose address is ____________________________________________.

Dated:
       ----------------------

Signature Guaranteed
                                  ---------------------------------------------

                                  ---------------------------------------------

                                  By:
                                      -----------------------------------------
                                      (Signature of Registered Holder)

                                  Title:
                                         --------------------------------------

NOTICE: The signature to this Notice of Exercise must correspond with the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatever.

                                    EXHIBIT B

                      INVESTMENT REPRESENTATION CERTIFICATE


Holder:
        -----------------------------------------------------------------------

Company: Telegen Corporation, a California corporation

Security:  Common Stock

Amount:
        ------------------

Date:
        ------------------

        In connection with the purchase of the above-listed securities (the "Securities"), the undersigned (the "Holder") represents to the Company as follows:

        (a) The Holder is aware of the Company's business affairs and financial condition, and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. The Holder is purchasing the Securities for its own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended (the "Securities Act");

        (b) The Holder understands that the Securities may have not been registered under the Securities Act in reliance upon a specific exemption therefor, which exemption depends upon, among other things, the bona fide nature of the Holder's investment intent as expressed herein. In this connection, the Holder understands that, in the view of the Securities and Exchange Commission (the "Commission"), the statutory basis for such exemption may be unavailable if the Holder's representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future;

        (c) The Holder further understands that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. In addition, the Holder understands that the certificate evidencing the Securities will be imprinted with the legend referred to in the Warrant under which the Securities are being purchased unless there exists an effective registration statement for such securities;

        (d) The Holder is aware of the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions, if applicable, including, among other things: (i) the availability of certain public information about the Company;
(ii) the resale occurring not less than one (1) year after the party has purchased and paid for the securities to be sold; (iii) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934) and the amount of securities being sold during any three-month period not exceeding the specified limitations stated therein;

        (e) The Holder further understands that at the time it wishes to sell the Securities there may be no public market upon which to make such a sale, and that, even if such a public market upon which to make such a sale then exists, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, the Holder may be precluded from selling the Securities under Rule 144 even if the one-year minimum holding period had been satisfied; and

        (f) The Holder further understands that in the event all of the requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the staff of the Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.


Date:
      -------------------------------

                                       HOLDER:
                                              ------------------------------

                                    EXHIBIT C

                                 ASSIGNMENT FORM

        (To be executed only upon the assignment of the attached Warrant)


        FOR VALUE RECEIVED, the undersigned registered Holder of the attached Warrant hereby sells, assigns and transfers unto , whose address is all of the rights of the undersigned under the attached Warrant, with respect to shares of Common Stock of Telegen Corporation and, if such shares of Common Stock shall not include all the shares of Common Stock issuable as provided in the attached Warrant, then a new Warrant of like tenor for the number of shares of Common Stock of Telegen Corporation not being transferred hereunder be issued in the name of and delivered to the undersigned, and does hereby irrevocably constitute and appoint attorney to register such transfer on the books of Telegen Corporation maintained for the purpose, with full power of substitution in the premises.

Dated:
       ---------------------

Signature Guaranteed
                                  ---------------------------------------------

                                  ---------------------------------------------

                                  By:
                                      -----------------------------------------
                                      (Signature of Registered Holder)

                                  Title:
                                         --------------------------------------


NOTICE: The signature to this Assignment must correspond with the name upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatever.